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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 1998


                           STUART ENTERTAINMENT, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-10737                 84-0402207
-------------------------------       ------------           -------------------
(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)           Identification No.)



              3211 Nebraska Avenue
              Council Bluffs, Iowa                            51501
    ---------------------------------------                 ----------
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (712) 323-1488


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On July 20, 1998, Stuart Entertainment, Inc. (the "Company") received a letter from the Nasdaq Stock Market, Inc. ("Nasdaq") informing the Company that effective on the close of business on July 28, 1998, the Company's common stock, $.001 par value per share (the "Common Stock") will be delisted from the Nasdaq SmallCap Market due to the Company's failure to satisfy the continued listing requirements of the Nasdaq SmallCap Market. Upon delisting, the Common Stock will be immediately eligible to trade on the OTC Bulletin Board.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STUART ENTERTAINMENT, INC.



Date:  July 28, 1998                  By: /s/ Paul C. Tunink
                                          -------------------------------------
                                          Paul C. Tunink, Vice President Finance
                                          and Chief Financial Officer